             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio")

     SUPPLEMENT DATED FEBRUARY 10, 2004 TO THE PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION DATED JULY 29, 2003

   On September 3, 2003, the Board of Trustees of the Trust approved the hiring of Weiss, Peck & Greer Investments as an additional investment adviser to the Portfolio. The Board of Trustees also approved certain changes to the investment strategies of the Portfolio for (a) Calamos Asset Management, Inc. ("Calamos") and Camden Asset Management, L.P. ("Camden"), two of the current investment advisers to the Portfolio, to allow Calamos and Camden to buy and sell credit default swaps to manage credit risk, and (b) Pegasus Investments, Inc. ("Pegasus"), also a current investment adviser to the Portfolio, to allocate a portion of the Portfolio's assets to Pegasus to pursue two additional strategies: a relative value strategy and a hedged event-driven strategy.

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information set forth in the Prospectus of the Portfolio under the captions "Principal investment strategies," "Principal risks of investing in the Portfolio," "More on the Portfolio's Investments," "The Manager--The investment advisers" and "Taxes," and certain information set forth in the Statement of Additional Information of the Portfolio under the captions "Investment Policies, Strategies and Risk Factors" and Investment Management and Other Services--Manager; Investment Advisers; Administrator."

   These changes will be effective on or after April 9, 2004.

   In the Prospectus:

Principal investment strategies

   Multi-Strategy Market Neutral Investments (the "Portfolio") invests primarily in securities of U.S. companies of various market capitalizations. A portion of the Portfolio's assets may be invested in securities of companies located outside the U.S. The manager allocates the assets among investment advisers employing six portfolio management strategies:

  .   Convertible arbitrage

  .   Merger arbitrage

  .   Relative value strategy

  .   Hedged event-driven strategy

  .   Equity market neutral

  .   Fixed income arbitrage

   Through these strategies, the Portfolio attempts to achieve capital appreciation from stock selection and other strategies rather than from general stock market movements. Each of the strategies involves taking both long and short positions in securities. The long positions generally increase in price in a rising market (and decrease in a declining market). Short positions generally incur losses in a rising market (and profit from market declines). Consequently, the long and short positions tend to cancel out the effect of general stock market trends. Using convertible arbitrage or merger arbitrage, the Portfolio seeks to profit either by identifying price differentials among related securities or inefficiencies in the market's pricing of certain securities. Using a

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relative value strategy, the Portfolio seeks to take advantage of relative pricing discrepancies between various instruments, including equities, fixed income securities and options. Using a hedged event-driven strategy, the Portfolio seeks to invest in opportunities created by companies undergoing significant corporate events. Using an equity market neutral strategy, the Portfolio seeks to select undervalued stocks for its long positions and overvalued stocks for its short positions. Using fixed income arbitrage, the Portfolio seeks to profit by identifying price differentials among related and unrelated securities while hedging some or all of the interest rate exposure inherent in its holdings of fixed income securities. The Portfolio's strategies are intended to produce favorable returns regardless of the general trend in the market and to minimize the risks associated with investing in the equity markets. However, there is no assurance that such favorable returns will be achieved. The Portfolio's strategies are discussed in further detail below.

   Convertible Arbitrage. A portion of the Portfolio's assets are invested in accordance with a convertible arbitrage strategy, which is implemented by Calamos Asset Management, Inc. ("Calamos") and Camden Asset Management, L.P. ("Camden"). Convertible arbitrage consists of buying debt securities, preferred stocks and other securities convertible into common stock and hedging a portion of the equity risk inherent in these securities. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase.

   The Portfolio's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset the Portfolio's gain on the short position. The Portfolio profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales. Calamos and Camden may also buy and sell credit default swaps to manage credit risk. Calamos and Camden may each invest no more than 25% of their allocation in credit default swaps. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the credit default swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract.

   Relative Value Strategy. A portion of the Portfolio's assets is allocated to Pegasus to pursue a relative value strategy. Relative value strategies attempt to take advantage of relative pricing discrepancies between instruments, including equities, fixed income securities and options. Securities may be mispriced relative to the underlying security, related securities, groups of securities or the overall market. Pegasus will seek to match long positions to offsetting short positions and will attempt to obtain investment returns by exploiting pricing anomalies between securities. In implementing a relative value strategy, Pegasus may use mathematical, fundamental or technical analysis to identify under and overpriced securities. The primary relative value strategies employed by Pegasus will be pairs trading and covered call arbitrage. Pairs trading involves the purchase of one security while simultaneously selling (or selling short) another security in the same sector, thereby providing a hedge against both the overall market and the sector in which the two securities are. In executing a pairs trade Pegasus may, but is not required to, keep the dollar amount equal on each side of the trade. A covered call arbitrage involves selling (writing), or going short, on the call option while buying, or going

                                      2

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long, on the underlying security. In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Portfolio retains the risk of an increase in the price of the underlying security when it writes a call option.

   Hedged Event-Driven Strategy. A portion of the Portfolio's assets is allocated to Pegasus to pursue a hedged event-driven strategy. A hedged event-driven strategy seeks to exploit individual corporate events and involves investing in opportunities created by companies undergoing significant corporate events, including spin-offs, management and corporate governance changes, capitalization events, exchange offers, cash tender offers and other events involving competition, litigation or regulatory developments. Instruments invested in include long and short common and preferred stocks, as well as debt securities and options. In utilizing this strategy, Pegasus may hedge against market risk by purchasing put options on equity indices.

   No more than 25% of Pegasus' allocation will be invested in the aggregate in relative value and hedged event-driven strategies (excluding merger arbitrage strategies).

   Fixed Income Arbitrage. A portion of the Portfolio's assets is invested in accordance with a fixed income arbitrage strategy, which is implemented by Weiss, Peck & Greer Investments ("WPG"). WPG will use fixed income arbitrage to attempt to exploit the interest rate spread between related sets and unrelated sets of fixed income securities. Fixed income arbitrage is a generic term encompassing a variety of strategies involving investments in fixed income instruments. In utilizing its fixed income arbitrage strategy, WPG will focus on credit arbitrage involving corporate-treasury yield spreads and inter-corporate yields spreads. WPG's hedging strategies will also be used to neutralize some or all of the exposure to interest rate risk in its portfolio of fixed income securities. The response of this portion of the Portfolio's security holdings to changes in interest rates will be impacted by the effectiveness of WPG's hedging strategies.

   WPG's investment activities will include capital structure arbitrage, spread arbitrage, industry arbitrage and single bond positions. Capital structure arbitrage involves the pairing of a long position with a short position in different fixed income securities issued by the same corporate entity, or by related corporate entities. Spread arbitrage involves the pairing of a corporate fixed income security with a Treasury security of similar duration, with an objective of establishing a bullish or bearish position in the corporate credit spread. Industry arbitrage involves the pairing of a long position in one company's fixed income securities with a short position in another company's fixed income securities (typically companies operating in commodity-oriented businesses). Single bond positions are unhedged long and short positions in corporate fixed income securities. WPG may invest in fixed-income securities rated either investment grade or below investment grade. Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by WPG to be of equivalent quality, at the time of purchase. Securities rated below investment grade are commonly known as "junk bonds." There is no percentage limit on the amount WPG may invest in below investment grade fixed income securities.

   Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

   WPG utilizes a top-down strategy in selecting investments. WPG will initially develop a set of potential investments with a U.S. developed economy focus, an emphasis on capital markets misvaluations and a fixed

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income focus. WPG will then identify arbitrage opportunities through a macro-factor analysis that will identify market trends and influences, industry expected performance and general market relative value (i.e., analyzing for attractive valuations in specific industries vis-a-vis the broader market and specific companies vis-a-vis their industry). The next level of selection is a micro-factor analysis designed to identify specific arbitrage opportunities through the use of technical, fundamental and expected return analysis.

Principal risks of investing in the Portfolio

   An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing these risks.

   Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. The market prices of common stocks are generally more volatile than fixed income investments. To the extent the Portfolio invests in fixed income securities, its net asset value may be less volatile than other more equity oriented portfolios. However, since the Portfolio invests a portion of its assets in fixed income securities, it has less potential for capital appreciation.

   Equity Securities. Although the Portfolio's strategies attempt to neutralize the effect of general trends in the equity markets, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. Equity securities, particularly common stocks, have historically generated higher average returns than fixed income securities, but have also experienced significantly more volatility in those returns. Since the Portfolio invests a significant portion of its assets in equity securities, you could lose money on your investment or the Portfolio might not perform as well as other investments if any of the following occurs:

  . Equity markets drop in price, experience significant volatility, or perform poorly relative to fixed income investments

  . An adverse event, such as an unfavorable earnings report, depresses the price of a particular company's stock or reduces trading liquidity

  . An investment adviser is incorrect about the attractiveness, value or potential appreciation or depreciation of a particular investment

   Fixed Income Arbitrage. Although the Portfolio's fixed income arbitrage strategy attempts to neutralize the effects of changes in interest rates, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. To the extent the Portfolio invests in fixed income securities, you could lose money on your investment or the Portfolio might not perform as well as other investments if any of the following occurs:

  . Credit risks--The issuer of a security owned by the Portfolio may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

  . Liquidity risk--certain securities may be difficult or impossible to sell at the time and the price that WPG would like. WPG may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance

  . To the extent that the fixed income arbitrage strategy does not neutralize the effects of changes in interest rate risks, the Portfolio is subject to interest rate risk. If interest rates go up, the prices of fixed income securities tend to decline

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  .   The issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

  . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

   As part of its investment strategy, WPG may invest in below investment grade securities, or junk bonds. Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities are subject to:

  . Credit risk--the increased risk of an issuer's inability to meet principal and interest obligations and the increased risk that a security's credit rating may be downgraded

  . Greater price volatility because of a heightened sensitivity to changing interest rates

  .   Increased liquidity risk

   Credit Default Swaps. As a buyer of a credit default swap contract, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced preferred or debt security or loan from the counterparty to the contract in the event of a default by a third party, such as the issuer, on the security or loan. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Investments in credit default swaps carry certain other risks including:

  . Counterparty Risk--Credit default swaps are contracts between a buyer and a seller (the counterparties) of credit protection. While credit default swaps are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Portfolio for the full value of the contract

  . No Voting Rights--Credit default swaps do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights

  . Liquidity--Credit default swaps may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks

  . Valuation--The pricing and valuation terms of credit default swaps are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out the contract

   Short Sales. Short sales are an integral part of each of the Portfolio's strategies. Short sales involve risks, including:

  . The Portfolio may incur a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Portfolio replaces the security

  . The Portfolio may be unable to repurchase the borrowed security at a particular time or at an acceptable price. When the Portfolio is short a security, the lender may terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. When this happens the Portfolio is required to close out its short position at the current market price

  . Although the Portfolio's gain is limited to the amount received upon selling a security short, its potential loss is unlimited (except with respect to short sales of fixed income securities, where the Portfolio's potential loss, while still significant, is subject to limit)

  . The Portfolio might be unable to implement these strategies because of the lack of attractive short sale opportunities

   Merger Arbitrage and Hedged Event-Driven Strategy. Generally, there may be a risk of insufficient merger arbitrage and other event-driven investment opportunities to implement these strategies in the event of a significant reduction in public company merger and acquisition activity or other event-driven activities. In addition to risks generally associated with equity securities and short sales, merger arbitrage and hedged event-driven arbitrage involve the risk of loss in the event:

  . A proposed transaction is not completed, is negatively renegotiated or is delayed and the price of the target company's securities declines. This failure or delay may result from regulatory restrictions, negative competitive or financial developments, the inability to obtain shareholder approval, the absence of financing or other transaction contingencies. Because the market price of the target's securities will generally have risen significantly in response to the proposed transaction, the corresponding market decline may be substantial

  . A merger transaction or other event fails or its completion is significantly delayed, which may cause the price of the stock of the acquiring company, which the Portfolio has sold short, to increase significantly

   Convertible Arbitrage. Convertible arbitrage entails risks associated with equity securities, short sales and fixed income securities.

More on the Portfolio's Investments

   Fixed Income Investments. Fixed income investments include bonds, notes (including structured notes), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

   An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing interest rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

   Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements.

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THE MANAGER

   The investment advisers. The investment advisers are responsible for the day-to-day investment operations of the Portfolio in accordance with the Portfolio's investment objectives and policies. The Portfolio's assets are allocated among seven investment advisers according to the following percentages: SSI--20%, Franklin--10%, Freeman--10%, Calamos--15%, Camden--20%, Pegasus--15% and WPG--10%.

INVESTMENT ADVISERS

WEISS, PECK & GREER INVESTMENTS
One New York Plaza
New York, New York 10004

   PORTFOLIO MANAGERS

   Kevin J. McCormick--Managing Director, Head of High Yield Fixed Income. Mr. McCormick joined WPG in 1999. Prior to joining WPG, Mr. McCormick was a Senior Portfolio Manager and Head of High Yield at UBS Global Asset Management. Mr. McCormick has 17 years high yield investment management experience.

   Harry M. Sharlach--Principal, Portfolio Manager and Senior Credit Analyst. Mr. Sharlach joined WPG in 2001. Prior to that, Mr. Sharlach was at UBS for two years as a portfolio manager/credit analyst and prior to that he was a fixed income portfolio manager and credit analyst at TIG Holdings.

Taxes

   In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Portfolio.

Transactions                                           Federal Tax Status
------------                            -------------------------------------------------
Redemption or exchange of shares        Usually capital gain or loss; long-term only if
                                        shares owned more than one year

Distributions of long-term capital gain Long-term capital gain

Dividends from net investment income    Ordinary income, potentially taxable at long-term
  (including short-term capital gain)   capital gains rates

Any of the above received by
  a tax-deferred retirement account     Not a taxable event

   Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by you, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in Portfolio shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gains rates to the extent the dividends are attributable to "qualified dividend income" received by the Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

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   After the end of each year, the Portfolio will provide you with information about the dividends and distributions you received and any redemption of shares during the previous year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to a backup withholding tax on the Portfolio's distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

   In the Statement of Additional Information:

   Short Sales. The Portfolio will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Portfolio. In pursuing the merger arbitrage and relative value strategies, the Portfolio may use short sales as a hedge against any stock considered to be received in the merger transaction. To complete such a short-sale transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Portfolio also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. The lender of the security may demand the return of the security at any time.

   INVESTMENT MANAGEMENT AND OTHER SERVICES

   Manager; Investment Adviser; Administrator

   Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of Portfolio's average daily net assets. In addition, SBFM pays each investment adviser a fee, calculated daily and paid monthly, based on the rates applied to each investment adviser's allocated portion of the Portfolio's average daily net assets. The management fee paid to SBFM is a maximum of 1.80%. The applicable investment advisory fee paid by SBFM to each investment adviser and the names of the investment advisers are indicated below:

      Investment Adviser                           Investment Advisory Fee
      ------------------                           -----------------------
      Calamos Asset Management, Inc...............          1.00%
      Pegasus Investments, Inc....................          1.20%
      SSI Investment Management Inc...............          1.00%
      Franklin Portfolio Associates LLC...........          1.00%
      Camden Asset Management, L.P................          1.20%
      Freeman Associates Investment Management LLC          0.90%
      Weiss, Peck & Greer Investments.............          1.00%

   Weiss, Peck & Greer Investments is a division of Robeco USA, L.L.C., a limited liability company. It is located at One New York Plaza, New York, New York 10004.

   TK 2090 S5

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